UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2004

ROXIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Roxio, Inc.
455 El Camino Real
Santa Clara, CA 95050
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2004, Roxio, Inc. held its Q2 FY 2005 Earnings Conference Call. A transcript of the call is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Additional Information

Roxio, Inc. investors and security holders are advised to read the proxy statement provided in connection with the 2004 Annual Meeting of Stockholders when it becomes available and other relevant documents filed with the Securities and Exchange Commission because they will contain important information on the proposed sale of Roxio, Inc.’s Consumer Software Division to Sonic Solutions. You will be able to obtain documents filed with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, you may also obtain documents filed by Roxio, Inc. by requesting them in writing from Roxio, Inc., 455 El Camino Real, Santa Clara, CA 95050, Attn: Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2004

Roxio, Inc. (Registrant)

By:	/S/ WILLIAM E. GROWNEY, JR.
Name: William E. Growney, Jr.
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Transcript of Q2 FY 2005 Earnings Conference Call held by Roxio, Inc. on November 3, 2004.